Goodwill	12 Months Ended
Dec. 31, 2022
Disclosure Of Goodwill Text Block Abstract
GOODWILL
10.	GOODWILL

The Company had recorded goodwill balances of $852,037 consisting of goodwill on the acquisition of the wholly-owned subsidiary, Signifi Mobile Inc. in the amount of $801,780 plus the acquired goodwill in 2021 from the acquisition of ClearRF (Note 4) in the amount of $50,257 (“CGU”).

The Company assesses on an ongoing basis whether there are, events, changes in circumstances, and/or changes in key assumptions on which management has based its determination of the CGU, that would, more likely than not, reduce the fair value of the CGU to below its carrying value and therefore, require goodwill to be tested for impairment at the end of each reporting period.

As of December 31, 2021, the Company performed its annual impairment test on the goodwill using the fair value less cost of disposal method. Due to a history of losses in this CGU in the preceding few years and without documentation of back-orders or basis to project profitable operations in the near term, management determined that the recoverable amount was less than the carrying value on December 31, 2021 and recorded impairment in the amount of $852,037.